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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   October 5, 1998
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                          SEAGATE TECHNOLOGY, INC.
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         (Exact Name of the Registrant as Specified in Its Charter)


                                  Delaware
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                 (State or Other Jurisdiction of Incorporation)


           001-11403                                       94-2612933
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     (Commission File Number)              (I.R.S. Employer Identification No.)


     920 Disc Drive, Scotts Valley, California                  95066
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     (Address of Principal Executive Offices)                 (Zip Code)


                               (831) 438-6550
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            (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    OTHER EVENTS.
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        Seagate Technology, Inc. ("STI"), its Seagate Software, Inc. ("SSI")
subsidiary and Seagate Software Network & Storage Management Group, Inc. ("NSMG"), a wholly owned subsidiary of SSI, announced on October 5, 1998 that they had entered into an Agreement and Plan of Reorganization (the "Plan") as of such date with Veritas Holding Corporation ("Newco") and Veritas Software Corporation ("VERITAS"), which provides for (i) the contribution by SSI, STI and certain of their respective subsidiaries to Newco of (a) the outstanding stock of NSMG and certain other subsidiaries of SSI, and (b) those assets used primarily in the network storage management business of SSI (the "NSMG Business"), in consideration for the issuance of shares of Common Stock of Newco to SSI and the offer by Newco to grant options to purchase Common Stock of Newco to certain SSI employees who become employees of Newco or its subsidiaries in exchange for cancellation by such employees of their respective options to purchase Common Stock of SSI (the "Seagate Transaction") and (ii) the merger of a wholly owned subsidiary of Newco with and into VERITAS and the assumption and conversion of all outstanding VERITAS securities, on a share for share basis, into Newco securities having identical rights, preferences and privileges, including convertible debentures of VERITAS which will become convertible into Common Stock of Newco on the same basis as they are currently convertible into VERITAS Common Stock (the "Veritas Merger"). As part of the Seagate Transaction, Newco will also assume certain liabilities of the NSMG Business. The Seagate Transaction is structured to qualify as a tax-free exchange and the Veritas Merger is structured to qualify as a tax-free reorganization for federal income tax purposes. The Seagate Transaction will be accounted for as a purchase.

        Upon consummation of the Seagate Transaction, Newco shall issue a number of shares of Common Stock to SSI equal to approximately 40% of the fully diluted Common Stock equivalent equity interests in Newco (assuming conversion of all convertible securities, including the VERITAS convertible debentures, and exercise of all assumed options and warrants) less that number of shares of Newco Common Stock issuable upon exercise of Newco options issued to SSI employees in exchange for their outstanding options to purchase shares of SSI Common Stock. Upon consummation of the Veritas Merger, the former security holders of VERITAS will be issued Newco securities representing approximately 60% of the fully diluted Common Stock equivalent equity interests in Newco.

        The Veritas Merger and the Seagate Transaction are subject to a number of conditions, including but not limited to the effectiveness of a Registration Statement on Form S-4 to be filed by Newco with the Securities and Exchange Commission, approval by the stockholders of VERITAS and SSI, the expiration or termination of the waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions.

        Certain affiliates of VERITAS, holding an aggregate of approximately 19% of the outstanding Common Stock of VERITAS, have entered into a Voting Agreement with SSI agreeing to vote in favor of the Veritas Merger at any meeting of the stockholders of VERITAS held for such purpose.

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        Contemporaneously with the execution of the Plan, STI entered into a
Development and License Agreement with   Newco and VERITAS (the "Development
Agreement") which will become effective upon the closing of the Plan. The Development Agreement provides for the grant to STI of a non-exclusive worldwide license of VERITAS software products, including the software products of the NSMG Business, for internal use, modification and preparation of derivative works by STI and for distribution by STI to end-users and distributors, subject to certain limitations and further provides for co-operative marketing efforts by the parties. STI will pay royalties to VERITAS with respect to the distribution of such products. The Development Agreement further provides for the development by VERITAS of new products or technologies, additional features or enhancements to the VERITAS software products requested by STI. The initial term of the Development Agreement will be ten years, with automatic renewal of such agreement on an annual basis thereafter absent notice of termination from either party.

        In addition, Seagate Software Information and Management Group, Inc., a subsidiary of SSI ("IMG") entered into a Cross-License and OEM Agreement (the "Cross-License Agreement") with Newco and VERITAS that will become effective upon the closing of the Plan and provides for the grant to IMG of a non-exclusive worldwide license of VERITAS software products, including the NSMG Business products, for internal use, modification and preparation of derivative works by IMG and for distribution by IMG to end-users and distributors, subject to certain limitations. IMG will pay royalties to VERITAS with respect to the distribution of certain of such products. IMG will also license a restricted version of IMG's Crystal Reports software product to VERITAS on a royalty-free basis for distribution when bundled with, or incorporated into, a product of the NSMG Business. The Cross-License Agreement further provides for the development by VERITAS of new products or technologies, additional features or enhancements to the VERITAS software products requested by IMG. The initial term of the Cross-License Agreement will be three years, with automatic renewal of such agreement on an annual basis thereafter absent notice of termination from either party.

        Upon closing of the Plan, it is anticipated that STI, SSI, VERITAS and/or Newco will also enter into the following definitive agreements:

        (i) Newco will enter into employment agreements with certain key employees of VERITAS and certain key SSI employees involved in the NSMG Business who have agreed to become employed by Newco;

        (ii) SSI will enter into a registration rights agreement with Newco providing for certain registration rights of SSI with respect to the Newco Common Stock issued to SSI in the Seagate Transaction;

        (iii) STI and SSI will enter into a stockholder agreement with Newco providing for (a) restrictions on the transfer of Newco Common Stock by SSI, (b) provisions relating to the purchase of additional shares of Newco Common Stock by SSI

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               and STI, (c) restrictions on the voting rights of SSI and (d)
               nomination by STI of representatives to be elected to Newco's Board of Directors; and

        (iv) STI and SSI will enter into a Transition Services and Facilities Use Agreement with Newco under which certain services will be provided to Newco with respect to the transition of the NSMG Business.

        Available Information.  Statements made in this Current Report on
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Form 8-K concerning the contents of any contract or other document are not necessarily complete. With respect to each contract or other document filed as an exhibit hereto, reference is hereby made to that document for a more complete description of the matter involved and each such statement is hereby qualified in its entirety by such reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ---------------------------------

           (c) Exhibits

           Exhibit
           Number             Description
           ------             -----------

           2.1 Agreement and Plan of Reorganization among Veritas Holding Corporation, Veritas Software Corporation, Seagate Technology, Inc., Seagate Software, Inc. and Seagate Software Network & Storage Management Group, Inc. dated as of October 5, 1998.

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                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October  20, 1998
                                      SEAGATE TECHNOLOGY, INC.


                                      By:  /s/ Thomas F. Mulvaney
                                         ---------------------------------------
                                      Thomas F. Mulvaney
                                      Senior Vice President, General
                                      Counsel and Corporate Secretary


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                          SEAGATE TECHNOLOGY, INC.

                                 FORM 8-K

                             INDEX TO EXHIBITS



       Exhibit
       Number                 Exhibit Title
       ------                 -------------

       2.1 Agreement and Plan of Reorganization among Veritas Holding Corporation, Veritas Software Corporation, Seagate Technology, Inc., Seagate Software, Inc. and Seagate Software Network & Storage Management Group, Inc. dated as of October 5, 1998.

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